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                                                                      EXHIBIT 99


                                  SCHEDULE 13D

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CUSIP No. 67052E105                                  Page 2 of 13 Pages
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1     NAME OF REPORTING PERSON
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

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2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                  (a) [ ]
                                                                         (b) [X]
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3     SEC USE ONLY

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4     SOURCE OF FUNDS*

      Not applicable.

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5     CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                                     [ ]
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6     CITIZENSHIP OR PLACE OF ORGANIZATION

      United States of America

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                         7  SOLE VOTING POWER
                            362,143
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   NUMBER OF SHARES      8  SHARED VOTING POWER
     BENEFICIALLY           -0-
     OWNED BY EACH      --------------------------------------------------------
   REPORTING PERSON      9  SOLE DISPOSITIVE POWER
         WITH               362,143
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                         9  SHARED DISPOSITIVE POWER
                            -0-
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11    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 362,143
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12    CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]
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13    PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.2% (approximate)
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14    TYPE OF REPORTING PERSON* IN
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                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.